Transactions With Related Parties - Management Fees (Tables) (Details) (Management Agreement With Tsakos Energy Management Limited [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Management Agreement With Tsakos Energy Management Limited [Member]
Related Party Transaction [Line Items]
2013	$ 16,013
2014	16,120
2015	16,111
2016	16,080
2017 to 2022	88,440
Total	$ 152,764